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[AMERISOURCEBERGEN LOGO]                           AmerisourceBergen Corporation
                                                   P.O. Box 959
                                                   Valley Forge, PA  19482



CONTACT:    MICHAEL N. KILPATRIC
            610-727-7118
            MKILPATRIC@AMERISOURCE.COM


                           AMERISOURCEBERGEN COMPLETES
                    ACQUISITION OF US BIOSERVICES CORPORATION

    Largest Pharmaceutical Distributor Adds Specialty Pharmaceutical Services
                                    Business

VALLEY FORGE, Pa. January 17, 2003--AmerisourceBergen Corporation (NYSE:ABC), the largest pharmaceutical services company in the U.S. dedicated solely to the pharmaceutical supply channel, today completed the acquisition of US Bioservices Corporation, a privately held company (approximately 58 percent of which is owned by Whitney and Company), for a base purchase price of approximately $160 million, including assumed debt. The transaction also provides for contingent payments of up to $28 million based on US Bioservices achieving defined earnings targets through the end of the first quarter of calendar year 2004.

      AmerisourceBergen expects the acquisition to be slightly accretive to the Company's fiscal 2003 earnings per share.

      AmerisourceBergen issued approximately 2.4 million shares of its common stock and paid approximately $12 million in cash to the stockholders of US Bioservices upon the closing of the transaction today. The shares of AmerisourceBergen common stock issued upon the closing of the transaction have been registered under the Securities Act of 1933 for sale by the recipients of the shares and, therefore, are eligible for sale immediately without restriction.

      US Bioservices is a national pharmaceutical services provider focused on the management of high-cost, complex therapies and reimbursement support. US Bioservices had revenues of about $125 million in the 2002 calendar year.

ABOUT AMERISOURCEBERGEN

AmerisourceBergen (NYSE:ABC) is the largest pharmaceutical services company in the United States dedicated solely to the pharmaceutical supply chain. It is the leading distributor of pharmaceutical products and services to the hospital systems/acute care market, alternate care and mail order facilities,
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                                                                    NEWS RELEASE


independent community pharmacies, and regional chain pharmacies. The Company is also a leader in the institutional pharmacy marketplace. With more than $40 billion in annualized operating revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs more than 13,000 people serving over 25,000 customers. For more information go to www.amerisourcebergen.com.

FORWARD-LOOKING STATEMENTS

THIS NEWS RELEASE MAY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO UNCERTAINTY AND CHANGES IN CIRCUMSTANCES. ACTUAL RESULTS MAY VARY MATERIALLY FROM THE EXPECTATIONS CONTAINED IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS MAY INCLUDE STATEMENTS ADDRESSING FUTURE FINANCIAL AND OPERATING RESULTS OF AMERISOURCEBERGEN AND THE BENEFITS AND ASPECTS OF THE 2001 MERGER BETWEEN AMERISOURCE HEALTH CORPORATION AND BERGEN BRUNSWIG CORPORATION.

THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS: THE RISK THAT THE BUSINESSES OF AMERISOURCE AND BERGEN BRUNSWIG WILL NOT BE INTEGRATED SUCCESSFULLY; FAILURE TO OBTAIN AND RETAIN EXPECTED SYNERGIES; AND OTHER ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS AFFECTING THE BUSINESS OF AMERISOURCEBERGEN GENERALLY.

MORE DETAILED INFORMATION ABOUT THESE FACTORS IS SET FORTH IN
AMERISOURCEBERGEN'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR FISCAL 2002.

AMERISOURCEBERGEN IS UNDER NO OBLIGATION TO (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION TO) UPDATE OR ALTER ANY FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.